LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE PROSPECTUS DATED DECEMBER 29, 2011 OF

WESTERN ASSET GOVERNMENT MONEY MARKET FUND

CLASS A AND CLASS I SHARES

Western Asset Government Money Market Fund’s (“Government Fund”) Board of Trustees has authorized the fund to operate in a master/feeder structure, effective as of September 1, 2012. As a result, as of that date, Government Fund will pursue its investment objective by investing substantially all of its investable assets in Government Portfolio, an investment company with substantially the same investment objective, strategies and policies as Government Fund. In connection with the conversion to master/feeder structure, Government Fund will expand its investment objective to include the maintenance of liquidity, as well as current income and preservation of capital. Therefore, as of September 1, 2012, Government Fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. In addition, as of that date, Government Fund’s name will change to “Western Asset Government Reserves.” All references to Government Fund’s investment objective and name in the Prospectus are modified accordingly as of September 1, 2012.

Effective September 1, 2012, the following is added to the section of the Prospectus titled “Western Asset Government Money Market Fund—Fees and expenses of the fund”:

Government Fund invests in securities through an underlying fund: Government Portfolio. The table titled “Annual fund operating expenses” reflects the direct expenses of Government Fund and its allocated share of expenses of Government Portfolio.

Effective September 1, 2012, the following text replaces the section of the Prospectus titled “More on the funds’ investment strategies, investments and risks—Investment structure”:

Liquid Reserves, Government Reserves and Tax Free Reserves do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each of these funds in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Liquid Reserves, Government Reserves or Tax Free Reserves, respectively. California Tax Free Money Market Fund, Connecticut Municipal Money Market Fund and New York Tax Free Money Market Fund may also invest in one or more other mutual funds or pooled investment vehicles in the future rather than investing directly in securities.

Effective September 1, 2012, Class I shares of Government Fund will be closed to purchases by new investors. Effective November 1, 2012, Class I shares of Government Fund will be closed to incoming exchanges. Class I Shares will continue to be available for additional purchases by existing investors, including through dividend reinvestment.

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